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AMERANT ANNOUNCES APPROVAL OF
CLASS B SHARE REPURCHASE PROGRAM

CORAL GABLES, FLORIDA, March 10, 2021. Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) (the “Company” or “Amerant”) today announced that on March 10, 2021, the Company’s Board of Directors (the “Board”) authorized a new share repurchase program (the “Repurchase Program”) authorizing the Company to purchase, from time to time, up to an aggregate amount of $40 million of its shares of Class B common stock (the “Class B Stock”). Repurchases under the Repurchase Program may be made in the open market, by block purchase, in privately negotiated transactions or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Gerald P. Plush, Executive Vice Chairman and incoming CEO, remarked, “The Board’s stock repurchase authorization of our Class B Stock underscores the confidence we have in our future performance, and having the Repurchase Program in place will enhance our ability to efficiently manage capital while increasing total return to shareholders.”

Repurchases of the Class B Stock (and the timing thereof) will depend upon market conditions, regulatory requirements, other corporate liquidity requirements and priorities and other factors as may be considered in the Company’s sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self- imposed trading blackout periods or other regulatory restrictions.

The Repurchase Program does not obligate the Company to repurchase any particular amount of Class B Stock, and may be suspended or discontinued at any time without notice.

About Amerant Bancorp Inc.

The Company is a bank holding company headquartered in Coral Gables, Florida since 1979. The Company operates through its main subsidiaries, Amerant Bank, N.A. (the “Bank”), Amerant Investments, Inc., Amerant Trust, N.A., Elant Bank and Trust Ltd. and Amerant Mortgage, LLC. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the second largest community bank headquartered in Florida. The Bank operates 25 banking centers – 18 in South Florida and 7 in the Houston, Texas area, as well as a commercial real estate loan production office in New York City.

Visit our investor relations page at https://investor.amerantbank.com for additional information.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements with respect to our objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” and other similar words and expressions of the future.

Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019, in our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2020 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.
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